Exhibit 99.2

AMERICAN HEALTHCARE
INVESTORS, LLC AND SUBSIDIARIES

Financial Statements

December 31, 2012

TABLE OF CONTENTS

INDEPENDENT AUDITORS’ REPORT	1

FINANCIAL STATEMENTS

Consolidated Balance Sheet	3 - 4
Consolidated Statement of Income	5
Consolidated Statement of Changes in Equity	6
Consolidated Statement of Cash Flows	7
Notes to the Financial Statements	8 - 11

BENTSON, VUONA & WESTERSTEN, LLP
Certified Public Accountants

INDEPENDENT AUDITORS’ REPORT

To the Members
American Healthcare Investors, LLC and subsidiaries

We have audited the accompanying consolidated financial statements of American Healthcare Investors, LLC (a California partnership) and subsidiaries, which comprise the consolidated balance sheets as of December 31, 2012, and the related consolidated statements of income, changes in equity, and cash flows for the years then ended, and related notes to the financial statements.

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles general accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Our responsibility is to express an opinion on these consolidate financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatements of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American Healthcare Investors, LLC and subsidiaries as of December 31, 2012, and the results of their operations and their cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Bentson, Vuona & Westersten, LLP

BENTSON, VUONA & WESTERSTEN, LLP
Irvine, California
March 1, 2013

17 Goddard Irvine, California 92618 t 949.789.1050 f 949.789.1051

AMERICAN HEALTHCARE INVESTORS, LLC
AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2012

ASSETS

CURRENT ASSETS
Cash	$4,121,224
Accounts receivable, net	2,363,802
Other current assets	307,330
TOTAL CURRENT ASSETS	$6,792,356

PROPERTY AND EQUIPMENT, net	54,293

LONG TERM ASSETS
Security deposit	52,501

TOTAL ASSETS	$6,899,150

See accompanying notes and auditors’ report.

AMERICAN HEALTHCARE INVESTORS, LLC
AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2012

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$525,606
Income taxes payable	200,000
Accrued wages	222,755
TOTAL CURRENT LIABILITIES	948,361

TOTAL LIABILITIES	948,361

MEMBERS’ EQUITY
Controlling interest in equity	5,146,732
Non-controlling interest in equity	804,057
TOTAL MEMBERS’ EQUITY	5,950,789
TOTAL LIABILITIES & MEMBERS’ EQUITY	$6,899,150

See accompanying notes and auditors’ report.

AMERICAN HEALTHCARE INVESTORS, LLC
AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INCOME
FOR YEAR ENDED DECEMBER 31, 2012

REVENUE	$27,234,474

EXPENSES	5,892,387

OPERATING INCOME	21,342,087

INCOME BEFORE PROVISION FOR INCOME TAXES	21,342,087

PROVISION FOR INCOME TAXES	(204,580)

INCOME INCLUDING NON-CONTROLLING INTEREST	21,137,507

NON-CONTROLLING INTEREST IN EARNINGS	(7,417,107)
NET INCOME	$13,720,400

See accompanying notes and auditors’ report.

AMERICAN HEALTHCARE INVESTORS, LLC
CONSOLIDATED STATEMENT OF CHANGES IN EQUITY
FOR YEAR ENDED DECEMBER 31, 2012

		Capital Contributed		Income of
	Beginning of	During the		Non-controlling
	Year	Year	Net Income	Interest	Distributions	End of Year
Members’ Equity:
Controlling Interest	$392,132	$300,000	$13,720,400	$—	$(9,265,800)	$5,146,732
Non-controlling interest	—	—	—	7,417,107	(6,613,050)	804,057
Total Members’ Equity	$392,132	$300,000	$13,720,400	$7,417,107	$(15,878,850)	$5,950,789

See accompanying notes and auditors’ report.

AMERICAN HEALTHCARE INVESTORS, LLC
AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOW
FOR YEAR ENDED DECEMBER 31, 2012

CASH FLOWS FROM OPERATING ACTIVITIES
Net income including non-controlling interest	$21,137,507
Adjustments to reconcile net income to net cash from operating activities:

Depreciation	27,147
Changes in assets and liabilities:
Increase in accounts receivable	(2,363,802)
Increase in other assets	(288,201)
Increase in security deposit	(10,766)
Increase in accounts payable	525,606
Increase in income taxes payable	200,000
Increase in accrued wages	222,755

Net cash provided by operating activities	19,450,246

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of fixed assets	(81,440)

Net cash used by investing activities	(81,440)

CASH FLOWS FROM FINANCING ACTIVITIES
Capital contributed during the year	300,000
Member distributions - controlling interest	(9,265,800)
Member distributions - non-controlling interest	(6,613,050)

Net cash used by financing activities	(15,578,850)

Net increase in cash	3,789,956

CASH, BEGINNING OF YEAR	331,268

CASH, END OF YEAR	$4,121,224

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid during the year for taxes	$4,580

See accompanying notes and auditors’ report.

AMERICAN HEALTHCARE INVESTORS, LLC
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2012

NOTE 1.    NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

American Healthcare Investors, LLC

American Healthcare Investors (“AHI”) is a Delaware LLC that was founded in 2011 by Jeffrey Hanson, Danny Prosky & Mathieu Streiff. The company focuses on providing real estate services to its clients including but not limited to acquiring, managing, and accounting for clinical healthcare real estate.

AHI Management Services Inc.

AHI Management Services Inc., a Delaware corporation is a 100% owned subsidiary of American Healthcare Investors. AHI Management Services was formed to handle property management and leasing services for programs managed by AHI. AHI Management Services collects property management fees, leasing commissions and construction management fees on an ongoing basis and remits the funds to AHI. There is a service agreement between the two companies where AHI provides all of the services of the subsidiary and in return, earns all of the fees paid out to AHI Management Services.

Griffin-American Healthcare REIT II Sub-Advisor

Griffin-American Healthcare REIT II Sub-Advisor is a joint venture between American Healthcare Investors, LLC (75%) and Griffin-Capital Healthcare REIT II Advisors (25%). The sub-advisor was formed specifically to handle advisory services for Griffin-American Healthcare REIT II. All fees, with the exception of fees paid directly to AHI Management Services, are paid to the sub-advisor and distributions to the two partners are paid out per a joint venture agreement.

Principles of consolidation

The consolidated financial statements include the accounts of AHI, AHI Management Services, Inc. and Griffin-American Healthcare REIT Sub-Advisor. All material intercompany transactions have been eliminated.

Cash

For purposes of the statement of cash flows, cash equivalents include time deposits, certificates of deposit, and all highly liquid debt instruments with original maturities of three months of less.

Accounts receivable and allowance for doubtful Accounts

Trade accounts receivable are stated at the amount management expects to collect from customers. Management provides for probable uncollectible amounts through a charge to earnings and a credit to an allowance based on its assessment of the current status of individual accounts. As of December 31, 2012 all accounts receivable were considered collectible.

See accompanying notes and auditors’ report.

AMERICAN HEALTHCARE INVESTORS, LLC
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2012

NOTE 1.    NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Property and equipment

Property and equipment is stated at cost. Depreciation of property and equipment is provided on the straight line basis over the estimated useful lives of the related assets, generally three to five years.

Income Taxes

The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under these provisions, the Company does not pay federal corporate income taxes on its taxable income. Instead, the stockholders are liable for individual federal income taxes on their respective shares of the Company’s taxable income. The State of California requires an S-Corporation to pay income taxes at the rate of 1.5% of state taxable income or $800 whichever is greater. Therefore, a provision for state income taxes will be provided in the financial statements as required.

The Company accounts for income taxes under provisions of Financial Accounting Standards Board ASC 740, whereby deferred taxes are provided on temporary differences arising from assets and liabilities whose bases are different for financial reporting and income tax purposes. As of December 31, 2012 the Company has no material timing differences. The Company has prepared an analysis of all open tax positions, a determination as to their certainty and measurement or any uncertain tax positions taken or expected to be taken. As of December 31, 2012, the Company does not have any uncertain tax positions that would result in a change to income taxes recognized in the Company’s financial statements.

Revenue Recognition

The Company earns its revenue from providing property management and leasing services on a monthly basis and handling advisory services for Griffin-American Healthcare REIT II.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Comprehensive Income

For the year ended December 31, 2012, there was no difference between net income and comprehensive income.

Advertising Costs

Advertising costs are charged to operations when incurred. Advertising expense in 2012 was $1,436.

See accompanying notes and auditors’ report.

AMERICAN HEALTHCARE INVESTORS, LLC
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2012

NOTE 2.    ACCOUNTS RECEIVABLE

December 31, 2012
Trade	$2,363,802
Allowance for doubtful accounts	—
$2,363,802

Accounts receivable are carried at original invoice amount and are written off when deemed uncollectible. Based on management’s evaluation of uncollected accounts receivable at the end of each year, an allowance for doubtful accounts was deemed unnecessary at December 31, 2012. There was no bad debt expense in 2012.

NOTE 3.    MACHINERY AND EQUIPMENT

Equipment consists of the following:

December 31, 2012
Computer equipment	$33,119
Office equipment	29,225
Software	19,096
81,440
Less accumulated depreciation	(27,147)
$54,293

Depreciation expense was $27,147 for the year ended December 31, 2012.

NOTE 4.    INCOME TAXES

The Company’s income tax expense consists of the following for the year ended December 31, 2012:

Provision for California Franchise Tax	$204,000

The Company’s has no material timing differences that would result in deferred tax assets or liabilities.

NOTE 5.    COMMITMENTS AND CONTINGENCIES—FACILITIES LEASE

The building in which the Company operates is being subleased through a company. The lease calls for monthly payments of $16,200 for a period of one year and one month with an option for a one year renewal at the end of the lease. Total rent payments for 2012 were $194,400.

See accompanying notes and auditors’ report.

AMERICAN HEALTHCARE INVESTORS, LLC
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2012

The following is a schedule of future minimum lease payments required under the lease:

Year ended December 31,

2013	$194,400
2014	16,200
$210,600

NOTE 6.    SUBSEQUENT EVENTS

The Company has evaluated subsequent events for purposes of recognition or disclosure in the financial statements through March 1, 2013, which is the date the financial statements were available to be issued. No significant subsequent events have been identified that would require adjustment of or disclosure in the accompanying financial statements.

See accompanying notes and auditors’ report.